Exhibit 99.1

Powerfleet Reports First Quarter 2023 Financial Results

Total GAAP Services Revenue Grows 9%, Increasing to 62% of Total Revenue and up 17% YoY on a Constant Currency Basis

Total Company Gross Profit Increases by $2.2 million,15% YoY

Go-forward Core Business Gross Margin Expands to 53%, with Services Gross Margin Climbing to 71%

Liquidity Improves with $8.7 million in Net Proceeds from the Acquisition of Movingdots

WOODCLIFF LAKE, NJ – March 9, 2023 – Powerfleet, Inc. (Nasdaq: PWFL), a global leader of Internet of Things (IoT) software-as-a-service (SaaS) solutions that optimize the performance of mobile assets and resources to unify business operations, reported results for the first quarter ended March 31, 2023.

FIRST QUARTER 2023 AND RECENT OPERATIONAL MILESTONES

●	Continued strong execution of SaaS growth strategy demonstrated by an increase in high-margin services revenue, which was up 9% on a GAAP basis and 17% on a constant currency basis compared to Q1 2022, led by impressive 20% recurring revenue growth in the U.S.

●	Go-forward core business (excluding Argentina, Brazil, and South Africa business units, and third-party hardware only business) gross margin expanded to 53% and core business services gross margin increased to 71%.

●	Launched phase two of cost optimization plan and expect to hit the $3 million annualized operating expense reduction target.

●	Secured several strategic Unity sales deals in Q1, with H2 pipeline growing by 47%.

●	Closed Movingdots acquisition, bringing solution advantage in the safety, insurance and sustainability strategic verticals, alongside increasing data science and AI talent.

FIRST QUARTER 2023 FINANCIAL HIGHLIGHTS (COMPARED TO FIRST QUARTER 2022)

●	High-margin services revenue increased 9% to $20.4 million. On a constant currency basis, the year-over-year increase was 17%.

●	Gross profit increased 15% to $16.6 million, with gross margin expanding from 43% to 51%.

●	Product gross margin expanded from 17% to 27% with deal discipline and product re-engineering being the key drivers.

●	Loss from operations improved by 49%, or $1.9 million.

●	Adjusted EBITDA, a non-GAAP metric, improved by $2.0 million to $1.4 million, compared to $(0.6) million.

●	Ended the quarter with $25.1 million in cash and cash equivalents and a working capital position of $41.8 million.

MANAGEMENT COMMENTARY

“Our positive start to the new year reflects our unwavering focus on driving profitable growth and SaaS recurring revenue expansion despite the challenging macroeconomic pressures and highly significant FX headwinds,” said Steve Towe, CEO at Powerfleet. “On a constant currency basis, total revenue increased by 4% year-over-year, with high-margin services revenue increasing by an impressive 17% year-over-year.

“Our transformation strategy involves divesting low-margin, low-growth, and sub-scale business units, allowing us to focus on our high quality, profitable business segments. We’re making good progress in exploring strategic alternatives for our Argentina, Brazil, and South Africa business units while also ruthlessly rationalizing hardware-only revenue from the Cellocator sales channel and diminishing other loss-making contracts. This exercise naturally moderates our overall total revenue growth in the short term but allows us to focus on value enhancing recurring revenue expansion, which drives attractive gross margin expansion, improved cash flow and EBITDA.

“This was demonstrated with the Q1 performance of our go-forward core markets, which exclude non-core territories and third party Cellocator sales. We are proud to report a total gross margin performance of 53% with services gross margin of 71%. These strong and exciting numbers, combined with the successful launch of new software modules on our Unity platform, strengthened by the capabilities of the Movingdots technology and talent, provide an excellent platform to drive significant shareholder value in the future.

“From a sales perspective, our new prospect engagement levels are much improved, and we are aggressively ramping up our cross and upsell activity to scale Powerfleet into a faster-growing SaaS company. We are confident that the growing Unity customer wins and increased pipeline proof points, through the shift to compelling data led integrated solutions, are key indicators of compelling growth opportunities for the business.

“As we integrate Movingdots, we expect incremental transitional investments in Opex, particularly to accelerate research and development. Although this will result in some fluctuation in our short-term combined cost base, we expect revenue growth and EBITDA expansion in Q2 from our core business, with an even stronger performance in the second half of 2023. We remain on track executing our transformation plan to deliver our strategic foundational pillars - sustainable top-line growth, increased profitability, and cash flow.”

FIRST QUARTER 2023 FINANCIAL RESULTS

Total revenue was $32.8 million, compared to $33.2 million in the same year-ago period, with growth in services revenue offsetting lower product sales. On a constant currency basis, total revenue would have been $34.6 million, an increase of $1.4 million, or 4%, compared to the prior year.

Services revenues totaled $20.4 million, up $1.7 million year-over-year, accounting for 62% of total revenue. On a constant currency basis, services revenue grew by 17%, reflecting the company’s successful execution of its SaaS growth strategy.

Products revenue declined by $2.0 million to $12.4 million, or 38% of total revenue, with deal discipline being the key driver.

Gross profit margin expanded to 51% in Q1 2023 from 43% in the prior year, driven by an improved mix of high-margin services revenue versus product revenue, deal discipline for product sales, and lower purchase price variances.

Operating expenses increased to $18.5 million from $18.1 million in the same year-ago period with deal costs associated with the acquisition of Movingdots being the key driver.

Net income attributable to common stockholders, inclusive of a $7.2 million gain on bargain purchase for Movingdots, totaled $3.5 million, or $0.10 per basic share (based on 35.5 million weighted average shares outstanding), and $0.08 per fully diluted share (based on 43.7 million weighted average shares outstanding), compared to net loss attributable to common stockholders of $4.1 million, or $(0.12) per basic and diluted share, in the same year-ago period.

Adjusted EBITDA, a non-GAAP metric, improved significantly to $1.4 million, benefiting from a $2.2 million expansion in gross margin. See the section below titled “Non-GAAP Financial Measures” for more information about adjusted EBITDA and its reconciliation to GAAP net income (loss).

Powerfleet had $25.1 million in cash and cash equivalents and a working capital position of $41.8 million at quarter-end, benefiting from $8.7 million in net proceeds from the acquisition of Movingdots.

INVESTOR CONFERENCE CALL

Powerfleet management will discuss these results and business outlook on a conference call today (Tuesday, May 9, 2023) at 8:30 a.m. Eastern time (5:30 a.m. Pacific time).

Powerfleet management will host the presentation, followed by a question-and-answer session.

Toll Free: 888-506-0062

International: 973-528-0011

Participant Access Code: 351317

The conference call will be broadcast simultaneously and available for replay here and in via the investor section of the company’s website at ir.powerfleet.com.

If you have any difficulty connecting with the conference call, please contact Powerfleet’s investor relations team at 949-574-3860.

NON-GAAP FINANCIAL MEASURES

To supplement its financial statements presented in accordance with Generally Accepted Accounting Principles (GAAP), Powerfleet provides certain non-GAAP measures of financial performance. These non-GAAP measures include non-GAAP net income (loss), non-GAAP net income (loss) per basic and diluted share, adjusted EBITDA and total revenue and services revenue excluding foreign exchange effect. Reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, or superior to, GAAP results. These non-GAAP measures are provided to enhance investors’ overall understanding of Powerfleet’s current financial performance. Specifically, Powerfleet believes the non-GAAP measures provide useful information to both management and investors by excluding certain expenses, gains and losses that may not be indicative of its core operating results and business outlook. These non-GAAP measures are not measures of financial performance or liquidity under GAAP and, accordingly, should not be considered as an alternate to net income or cash flow from operating activities as an indicator of operating performance or liquidity. Because Powerfleet’s method for calculating the non-GAAP measures may differ from other companies’ methods, the non-GAAP measures may not be comparable to similarly titled measures reported by other companies. Reconciliation of all non-GAAP measures included in this press release to the nearest GAAP measures can be found in the financial tables included in this press release.

POWERFLEET, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO ADJUSTED EBITDA FINANCIAL MEASURES

	Three Months Ended
	March 31,
	2022	2023

Net loss attributable to common stockholders	$(4,124,000)	$3,494,000
Non-controlling interest	1,000	(3,000)
Preferred stock dividend and accretion	1,196,000	1,275,000
Interest (income) expense, net	431,000	517,000
Other (income) expense, net	1,000	(1,000)
Income tax (benefit) expense	(703,000)	397,000
Depreciation and amortization	2,089,000	2,233,000
Stock-based compensation	457,000	832,000
Foreign currency translation	(341,000)	(580,000)
Severance related expenses	379,000	134,000
Gain on Bargain purchase - Movingdots	-	(7,234,000)
Movingdots Related Expenses	-	317,000
Adjusted EBITDA	$(614,000)	$1,381,000

POWERFLEET, INC. AND SUBSIDIARIES

RECONCILIATION OF GAAP TO NON-GAAP NET INCOME (LOSS) FINANCIAL MEASURES

(Unaudited)

	Three Months Ended
	March 31,
	2022	2023

Net loss attributable to common stockholders	$(4,124,000)	$3,494,000
Preferred stock dividend and accretion	1,196,000	1,275,000
Other (income) expense, net	1,000	(1,000)
Intangible assets amortization expense	1,274,000	1,207,000
Stock-based compensation	457,000	832,000
Foreign currency translation	(341,000)	(580,000)
Non-cash portion of income tax expense	(706,000)	392,000
Severance related expenses	379,000	134,000
Gain on Bargain purchase - Movingdots	0	(7,234,000)
Movingdots Related Expenses	0	317,000
Non-GAAP net income (loss)	$(1,864,000)	$(164,000)

Non-GAAP net income (loss) - basic	$(0.05)	$(0.00)
Non-GAAP net income (loss) - diluted	$(0.05)	$(0.00)
Weighted average common shares outstanding - basic	35,332,000	35,548,000
Weighted average common shares outstanding - diluted	35,332,000	43,702,000

ABOUT POWERFLEET

Powerfleet (Nasdaq: PWFL; TASE: PWFL) is a global leader of internet of things (IoT) software-as-a-service (SaaS) solutions that optimize the performance of mobile assets and resources to unify business operations. Our data science insights and advanced modular software solutions help drive digital transformation through our customers’ and partners’ ecosystems to help save lives, time, and money. We help connect companies, enabling customers and their customers to realize more effective strategies and results. Powerfleet’s tenured and talented team is at the heart of our approach to partnership and tangible success. The company is headquartered in Woodcliff Lake, New Jersey, with our Pointer Innovation Center (PIC) in Israel and field offices around the globe. For more information, please visit www.powerfleet.com.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This press release contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements include statements with respect to Powerfleet’s beliefs, plans, goals, objectives, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond Powerfleet’s control, and which may cause its actual results, performance or achievements to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. For example, forward-looking statements include statements regarding prospects for additional customers; potential contract values; market forecasts; projections of earnings, revenues, synergies, accretion, or other financial information; emerging new products; and plans, strategies, and objectives of management for future operations, including growing revenue, controlling operating costs, increasing production volumes, and expanding business with core customers. The risks and uncertainties referred to above include, but are not limited to, future economic and business conditions, the ability to recognize the anticipated benefits of the acquisition of Movingdots, the loss of key customers or reduction in the purchase of products by any such customers, the failure of the market for Powerfleet’s products to continue to develop, the inability to protect Powerfleet’s intellectual property, the inability to manage growth, the effects of competition from a variety of local, regional, national and other providers of wireless solutions, and other risks detailed from time to time in Powerfleet’s filings with the Securities and Exchange Commission, including Powerfleet’s most recent annual report on Form 10-K. These risks could cause actual results to differ materially from those expressed in any forward-looking statements made by, or on behalf of, Powerfleet. Unless otherwise required by applicable law, Powerfleet assumes no obligation to update the information contained in this press release, and expressly disclaims any obligation to do so, whether a result of new information, future events, or otherwise.

Powerfleet Investor Contact

Matt Glover

Gateway Group, Inc.

PWFL@gatewayir.com

(949) 574-3860

Powerfleet Media Contact

Heather Smith

hsmith@powerfleet.com

(605) 203-0605

POWERFLEET, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA

	Three Months Ended
	March 31,
	2022	2023
	(Unaudited)	(Unaudited)
Revenue:
Products	$14,392,000	$12,404,000
Services	18,769,000	20,435,000

Total Revenues	33,161,000	32,839,000
Cost of revenue:
Cost of products	11,978,000	9,002,000
Cost of services	6,784,000	7,219,000

Total cost of revenues:	18,762,000	16,221,000

Gross Profit	14,399,000	16,618,000

Operating expenses:
Selling, general and administrative expenses	14,912,000	16,787,000
Research and development expenses	3,229,000	1,723,000

Total Operating Expenses	18,141,000	18,510,000

Loss from operations	(3,742,000)	(1,892,000)
Interest income	13,000	24,000
Interest expense	(444,000)	(541,000)
Gain on Bargain purchase - Movingdots	-	7,234,000
Foreign currency translation of debt	544,000	404,000
Other (expense) income, net	(1,000)	(66,000)

Net (loss) / income before income taxes	(3,630,000)	5,163,000

Income tax benefit (expense)	703,000	(397,000)

Net (loss) / income before non-controlling interest	(2,927,000)	4,766,000
Non-controlling interest	(1,000)	3,000

Net (loss) / income	(2,928,000)	4,769,000
Accretion of preferred stock	(168,000)	(168,000)
Preferred stock dividend	(1,028,000)	(1,107,000)

Net (loss) / income attributable to common stockholders	$(4,124,000)	$3,494,000

Net (loss) / income per share - basic	$(0.12)	$0.10

Net (loss) / income per share - diluted	(0.12)	$0.08

Weighted average common shares outstanding - basic	35,332,000	35,548,000
Weighted average common shares outstanding - diluted	35,332,000	43,702,000

POWERFLEET, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEET DATA

	As of
	December 31, 2022	March 31, 2023
		(Unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$17,680,000	$24,780,000
Restricted cash	309,000	309,000
Accounts receivable, net	32,493,000	31,442,000
Inventory, net	22,272,000	22,649,000
Deferred costs - current	762,000	523,000
Prepaid expenses and other current assets	7,709,000	7,959,000
Total current assets	81,225,000	87,662,000

Fixed assets, net	9,249,000	9,953,000
Goodwill	83,487,000	83,487,000
Intangible assets, net	22,908,000	22,328,000
Right of use asset	7,820,000	7,332,000
Severance payable fund	3,760,000	3,684,000
Deferred tax asset	3,225,000	2,496,000
Other assets	5,761,000	5,984,000
Total assets	$217,435,000	$222,926,000

LIABILITIES
Current liabilities:
Short-term bank debt and current maturities of long-term debt	$10,312,000	$9,359,000
Accounts payable and accrued expenses	26,598,000	27,682,000
Deferred revenue - current	6,363,000	6,327,000
Lease liability - current	2,441,000	2,481,000
Total current liabilities	45,714,000	45,849,000

Long-term debt, less current maturities	11,403,000	10,638,000
Deferred revenue - less current portion	4,390,000	4,378,000
Lease liability - less current portion	5,628,000	5,065,000
Accrued severance payable	4,365,000	4,396,000
Deferred tax liability	4,919,000	4,593,000
Other long-term liabilities	636,000	623,000

Total liabilities	77,055,000	75,542,000

MEZZANINE EQUITY
Convertible redeemable Preferred stock: Series A	57,565,000	58,840,000

STOCKHOLDERS' EQUITY	-	-
Total Powerfleet, Inc. stockholders’ equity	82,737,000	88,478,000
Non-controlling interest	78,000	66,000
Total equity	82,815,000	88,544,000
Total liabilities and stockholders’ equity	$217,435,000	$222,926,000

POWERFLEET, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOW DATA

	Three Months Ended March 31,
	2022	2023
		(Unaudited)
Cash flows from operating activities (net of net assets acquired):
Net (loss) / income	$(2,928,000)	$4,769,000
Adjustments to reconcile net loss to cash (used in) provided by operating activities:
Non-controlling interest	(1,000)	(3,000)
Gain on bargain purchase	-	(7,234,000)
Inventory reserve	53,000	2,000
Stock based compensation expense	457,000	831,000
Depreciation and amortization	2,089,000	2,233,000
Right-of-use assets, non-cash lease expense	658,000	658,000
Bad debt expense	252,000	229,000
Other non-cash items	556,000	46,000
Deferred taxes	(703,000)	377,000
Changes in:
Operating assets and liabilities	(2,558,000)	(153,000)

Net cash (used in) provided by operating activities	(2,125,000)	1,755,000

Cash flows from investing activities:
Acquisitions, net of cash assumed	-	8,722,000
Purchase of investment	-	(100,000)
Capitalized software development costs	-	(680,000)
Capital expenditures	(610,000)	(1,100,000)

Net cash (used in) investing activities	(610,000)	6,842,000

Cash flows from financing activities:
Repayment of long-term debt	(1,497,000)	(1,329,000)
Short-term bank debt, net	-	(1,000)
Purchase of treasury stock upon vesting of restricted stock	(181,000)	(44,000)

Net cash (used in) provided by financing activities	(1,678,000)	(1,374,000)

Effect of foreign exchange rate changes on cash and cash equivalents	(1,480,000)	(124,000)
Net increase in cash, cash equivalents and restricted cash	(5,893,000)	7,099,000
Cash, cash equivalents and restricted cash - beginning of period	26,760,000	17,990,000

Cash, cash equivalents and restricted cash - end of period	$20,867,000	$25,089,000

POWERFLEET, INC. CORE BUSINESS

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS DATA

	Three Months Ended
	March 31, 2023
	Total Powerfleet	BASA / 3rd party Cellocator	Core Business
	(Unaudited)	(Unaudited)	(Unaudited)
Revenue:
Products	$12,404,000	$966,000	$11,438,000
Services	20,435,000	3,109,000	17,326,000

Total Revenues	32,839,000	4,075,000	28,764,000
Cost of revenue:
Cost of products	9,002,000	696,000	8,306,000
Cost of services	7,219,000	2,124,000	5,095,000

Total cost of revenues:	16,221,000	2,820,000	13,401,000

Gross Profit	16,618,000	1,255,000	15,363,000
Product Gross Margin %	27.4%	28.0%	27.4%
Service Gross Margin %	64.7%	31.7%	70.6%
Total Gross Margin %	50.6%	30.8%	53.4%

CONSTANT CURRENCY

Constant currency information has been presented to illustrate the impact of changes in currency rates on the company’s results. The constant currency information has been determined by adjusting the current financial reporting period results to the prior period average exchange rates, determined as the average of the monthly exchange rates applicable to the period. The measurement has been performed for each of the company’s currencies. The constant currency growth percentage has been calculated by utilizing the constant currency results compared to the prior period results.

The constant currency information represents non-GAAP information. The company believes this provides a useful basis to measure the performance of its business as it removes distortion from the effects of foreign currency movements during the period; however, this information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. See the section above titled “Non-GAAP Financial Measures” for more information.

Due to a portion of the company’s customers who are invoiced in non-U.S. Dollar denominated currencies, the company also calculates subscription revenue growth rate on a constant currency basis, thereby removing the effect of currency fluctuation on results of operations.

	Three Months Ended Mar 31,		Year Over Year Change
($ in Thousands)	2022	2023	$	%

Service Revenue:
Service Revenue as reported	$18,769	$20,435	$1,666	8.9%
Conversion impact of U.S. Dollar		$1,580	$1,580
Service revenue on a constant currency basis	$18,769	$22,015	$3,245	17.3%

	Three Months Ended Mar 31,		Year Over Year Change
($ in Thousands)	2022	2023	$	%

Product Revenue:
Product Revenue as reported	$14,392	$12,404	($1,988)	(13.8%)
Conversion impact of U.S. Dollar		$175	$175
Product Revenue revenue on a constant currency basis	$14,392	$12,579	($1,813)	-12.6%

	Three Months Ended Mar 31,		Year Over Year Change
($ in Thousands)	2022	2023	$	%

Total Revenue:
Total Revenue as reported	$33,160	$32,839	($321)	(1.0%)
Conversion impact of U.S. Dollar	$0	$1,755	$1,755
Total revenue on a constant currency basis	$33,160	$34,594	$1,434	4.3%